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                                                                    Exhibit 10.5





                                    REVISED
                  MACDONALD, DETTWILER AND ASSOCIATES LTD.
                    1999 STOCK OPTION AND INCENTIVE PLAN

1.       Purpose of the Plan

The purpose of this 1999 Stock Option and Incentive Plan is to advance the interests of MacDonald, Dettwiler and Associates Ltd. ("MDA OR "COMPANY") and its shareholders by enabling MDA and other Participating Companies (as defined below) to attract and retain highly talented employees, officers and directors and, subject to applicable laws, consultants, who are in a position to make significant contributions to the success of MDA, to reward them for their contributions to the success of MDA, and to encourage them, through share ownership, to increase their proprietary interest in MDA and their personal interest in its continued success and progress.

This 1999 Stock Option and Incentive Plan provides for the award of MDA stock options to acquire MDA common shares.

2.       DEFINITIONS

For the purposes of this Plan and related documents, the following definitions apply:

         "ACT" means the Canada Business Corporations Act, as amended.

         "AFFILIATE" has the meaning specified in the Act.

         "AWARD AGREEMENT" means the stock option agreement or other written agreement between MDA and a Grantee that evidences and sets out the terms and conditions of a Grant.

         "BOARD" means the Board of Directors of the Company.

         "CAI ENTITIES" means CAI Capital Partners and Company II, L.P., CAI Partners and Company II, L.P., and CAI Capital Partners and Company II-C, L.P.

         "COMMITTEE" means a committee of the Board designated from time to time by resolution of the Board, which committee shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of any Participating Company.

         "COMPANY" or "MDA" means MacDonald, Dettwiler and Associates Ltd., a corporation governed by the laws of Canada or any successor thereof.

         "EFFECTIVE DATE" means December 22, 1999.





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         "EMPLOYEE" with respect to a Participating Company means an individual who is considered an employee of the Participating Company as defined under the Income Tax Act, (Canada) as amended, or who is an individual who is a full-time or a part-time dependent contractor of the Participating Company providing services normally provided by an employee of the Participating Company and is subject to the same control and direction by the Participating Company over the detail and methods of work as an employee of the Participating Company.

         "FAIR MARKET VALUE OF A SHARE" means the closing sale price of the Shares on the national securities or stock exchange on which the Shares are then principally traded or, if that measure of price is not available, in a national market system for securities on the day before the date of the Grant or the day before the date on which any action is to be taken as herein provided. In the event that there are no sales of Shares on any such exchange or market on date of the Grant (or such other date as is specified herein), the fair market value of Shares on the day before the date of the Grant or the day before the date on which any action is to be taken as herein provided shall be deemed to be the closing sale price on the next preceding day on which Shares were sold on any such exchange or market. In the event that the Shares are not listed on any such market or exchange on the applicable date, a valuation of the fair market value of a Share on such date shall be made by the Board in its sole discretion.

         "GRANT" means an award of an Option under the Plan.

         "GRANTEE" means a person who receives or holds an Option under the Plan.

         "OPTION" means an option to acquire Shares granted under the Plan.

         "OPTION TERMINATION DATE" is defined in Section 9(b) below.

         "PARTICIPATING COMPANY" means the Company and any Affiliate of the Company prior to such event and, following a public offering, means the Company and any Subsidiary of the Company and for the purposes of Sections 8 and 9(c) Orbital Sciences Corporation ("Orbital") for so long as Orbital owns 25% of the outstanding common shares of MDA and for the purposes of Section 9(c) Orbital Imaging Corporation for so long as it is a subsidiary of Orbital, subject to regulatory approval to the extent necessary.

         "PERSON" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

         "PLAN" means this 1999 Stock Option and Incentive Plan.

         "SECURITIES LAWS" means all applicable laws, rules, regulations, rules, orders, and published policies relating in full or in part to trading in securities, to the extent legally enforceable.

         "SHAREHOLDERS AGREEMENT" means the unanimous shareholders' agreement dated December 22, 1999 among the CAI Entities, 597858 B.C. Ltd., as agent, Orbital Sciences





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         Corporation and those persons who become parties thereto and bound thereto from time to time.

         "SHARES" means common shares in the capital of the Company.

         "SUBSIDIARY" has the meaning specified in the Act.

         "TERMINATING TRANSACTION" means any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger, amalgamation or consolidation of the Company with one or more other Persons as a result of which the Company goes out of existence or becomes a Subsidiary of a corporation other than a Participating Company immediately prior to such event or there has otherwise been an acquisition of control of the Company (within the meaning of the Income Tax Act (Canada)) by a Person other than a Participating Company immediately prior to such event and other than pursuant to the exercise of rights under the Treasury Option Agreement or the Secondary Option Agreement (each as defined in the Shareholders' Agreement) or (c) a sale of all or substantially all of the Company's assets to a Person or entity other than a Person that was a Participating Company immediately prior to such event; or (d) a sale to one Person (or two or more Persons acting in concert), other than to a Participating Company immediately prior to such event, of equity securities of the Company resulting in such Person or Persons holding Shares representing at least eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company.

         "TOTAL DISABILITY" means permanent and total disability as determined in the sole discretion of the Board.

3.       ADMINISTRATION OF PLAN

         (a) Administration by Board. The Plan shall be administered by the Board. The Board shall have authority, not inconsistent with the express provisions of the Plan, to:

                 (i) award Grants consisting of Options to such eligible persons as the Board may select;

                 (ii) determine the timing of Grants and the number of Shares subject to each Grant;

                 (iii) determine the terms and conditions of each Grant, including the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting or forfeiture of a Grant;

                 (iv) adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan; and

                 (v) interpret the provisions of the Plan and of any Grants made hereunder and decide any questions and settle all controversies and disputes that may arise in connection with the Plan.





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                 All decisions, determinations, interpretations or other
                 actions by the Board with respect to the Plan shall be final, conclusive and binding on all Persons, including the Company, Participating Companies and Grantees and their respective legal representatives, their successors in interest and permitted assigns and upon all other Persons claiming by, through, under or against any of them.

         (b) Administration and Delegation by Committee. Subject to the Act but otherwise in its sole discretion, the Board may delegate some of its powers with respect to the Plan to a Committee (in which case references to the Board in this Plan shall be deemed to refer to the Committee, where appropriate) except for the authority to make Grants under the Plan. The delegated authority shall include the power to:

                 (i) determine the timing of Grants and the number of Shares subject to each Grant; and

                 (ii) determine the terms and conditions of each Grant, including the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting or forfeiture of a Grant.

4.       SHARES SUBJECT TO THE PLAN

         (a) Availability. Subject to adjustment as provided in Section 4(c) below, the maximum aggregate number of Shares available for issuance under the Plan will be six (6) million. The number of Shares that may be so reserved and authorized for issuance to any one person shall not exceed 5 percent of the total issued and outstanding Shares of the Company (calculated on a non-diluted basis).

         (b) Reavailability of Options: Shares to be Delivered. If any Shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Shares subject thereto, then the number of Shares so terminated or forfeited shall again be available for making Grants under the Plan. Shares delivered under the Plan shall be authorized but unissued shares. No fractional Shares shall be delivered under the Plan.

         (c) Changes in Capital. In the event of a stock dividend, share split or combination of shares, exchange of securities, distribution payable in Shares, recapitalization or other change in MDA's capital stock, the number and kind of securities subject to Grants then outstanding or subsequently awarded under the Plan, the exercise price of any outstanding Option, the maximum number of Shares that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event.

5.       EFFECTIVE DATE

The Plan shall be effective as of the Effective Date.





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6.       AWARD AGREEMENT

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by MDA and by the Grantee, in such form or forms as the Board shall from time to time approve containing terms and conditions not inconsistent with the terms and conditions of this Plan.

7.       OPTION EXERCISE PRICE

The Option exercise price for a Share to be issued under the Plan shall be not less than the Fair Market Value of a Share, as determined by the Board in its sole discretion.

8.       DISCRETIONARY OPTION PLAN

Grants may be made under the Plan to any Employee or director or officer of any Participating Company and, subject to Securities Laws, to individuals while employed as consultants of any Participating Company, in each case as the Board shall determine and designate from time to time. The Board may set limits on the number of Options that may be granted to any Person or class of Persons.

9.       VESTING AND TERMINATION OF OPTIONS

         (a) Vesting of Discretionary Options. Subject to the other provisions of this Section 9, Options granted pursuant to
                 Section 8 shall vest and become exercisable at such time and in such instalments as the Board shall provide in each individual Award Agreement. Notwithstanding the foregoing, the Board may, in its sole discretion, accelerate the time at which all or any part of an Option may be exercised. The Company will give notice to The Toronto Stock Exchange of any acceleration of the vesting of any Options.

         (b) Termination of Options. Each Option shall expire and terminate on such date as the Board shall determine ("OPTION TERMINATION DATE"), which in no event shall be later than ten (10) years from the date of the Grant of such Option. Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase Shares pursuant to such Option.

         (c) Termination of Employment, Officership or Directorship. In the event of the termination of all positions of employment, officership or directorship of a Grantee with the Participating Companies for any reason other than for "cause" (pursuant to Section 11 below) or by reason of death or Total Disability, except as may be provided in any Award Agreement all Options that are not exercisable shall terminate on the day after notice of termination of such position(s) is given. Options that are exercisable on such date shall continue to be exercisable for (A) three (3) months following the day notice of termination of such position(s) was given or (B) the Option Termination Date, whichever occurs first; such longer period (not to exceed three (3) years following the day notice of termination of such position(s) was given for any employee, officer or consultant and not to exceed one (1) year following the day notice of termination of such position was given for any director or non-employee) as may be specified in the Grantee's





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                 Award Agreement. A Grantee who is an Employee, officer or
                 director of a Participating Company shall be deemed to have incurred a termination and been given notice of termination for purposes of this Section 9(c) if such Participating Company ceases to be a Participating Company, unless such Grantee is an Employee, officer or director of any other Participating Company.

         (d) Rights in the Event of Death. In the event that the employment and/or officership and/or directorship of a Grantee with a Participating Company is terminated by reason of death, all Options that are not exercisable on the day prior to the Grantee's death shall terminate on the date of death. Options that were exercisable on the date prior to the Grantee's death may be exercised by the Grantee's executor or administrator or by the Person or Persons to whom the Option is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer period as the Board may determine prior to the expiration of such one-year period) beginning with the date of the Grantee's death, but in no event beyond the Option Termination Date.

         (e) Rights in the Event of Total Disability. In the event that the employment and/or directorship of a Grantee with a Participating Company is terminated by reason of Total Disability, all Options that are not exercisable shall terminate on the employment/officership/directorship termination date. Options that were exercisable on the employment/officership/directorship termination date may be exercised at any time within the one-year period (or such longer period as the Board may determine prior to the expiration of such one-year period) beginning with the commencement of the Grantee's Total Disability (as determined by the Board) but in no event beyond the Option Termination Date.

         (f) Leave of Absence. An approved leave of absence shall not constitute a termination of employment under the Plan. An approved leave of absence shall mean an absence approved pursuant to the policy of a Participating Company for military leave, sick leave, or other bona fide leave, not to exceed ninety (90) days or, if longer, as long as the Employee's right to re-employment is guaranteed by contract, statute or the policy of a Participating Company. Notwithstanding the foregoing, in no event shall an approved leave of absence result in an Option surviving beyond the Option Termination Date.

10.      EXERCISE OF OPTIONS: NON-TRANSFERABILITY

         (a) Exercise of Options. Vested Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased, shall be accompanied by payment in full of the purchase price therefor in accordance with Section 10(b) below and the full amount of any federal, provincial, state and/or withholding and other employment taxes applicable to such person as a result of such exercise and shall be accompanied by signed copies of the document(s) referred to in Section 10(c) below. No Shares shall be issued pursuant to the exercise of an Option until full payment of the purchase price and applicable withholding tax has been made to





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                 the Company. Upon receipt of such amounts, the Company shall issue forthwith share certificates representing the Shares purchased pursuant to the exercise of the Option. Until the share certificates representing such Shares have been issued by the Company, the Grantee shall have no right to vote or receive dividends on or exercise any other rights as a shareholder, with respect to optioned Shares notwithstanding the exercise of the Option.

         (b) Payment. Full payment of the purchase price for the Shares as to which an Option is being exercised shall be made in Canadian dollars in cash or by cheque in a form satisfactory to the Company.

         (c) Non-Transferability of Options. No Option may be transferred other than by will or; by the laws of descent and distribution, and during a Grantee's lifetime an Option may be exercised only by the Grantee.

11.      FORFEITURE CONDITIONS

The Board may provide in an Award Agreement for conditions of forfeiture for "cause" of any Grantee's rights with respect to a Grant. "Cause" shall include engaging in an activity that is detrimental to the Company including, without limitation, criminal activity, failure to carry out the duties assigned to the Grantee as a result of incompetence or wilful neglect, conduct casting such discredit on the Company as in the opinion of the Board justifies termination or forfeiture of the Grant, or such other reasons, including the existence of a conflict of interest, as the Board may determine "Cause" is not limited to events that have occurred prior to the Grantee's termination of service, nor is it necessary that the Board's finding of "cause" occur prior to such termination. If the Board determines, subsequent to a Grantee's termination of service but prior to the exercise of any rights under a Grant, that either prior or subsequent to the Grantee's termination the Grantee engaged in conduct that would constitute "cause", then the rights with respect to a Grant shall be forfeited.

12.      COMPLIANCE WITH SECURITIES LAWS

         (a) The delivery of Shares upon the exercise of an Option shall be subject to compliance with (i) applicable federal, provincial and state laws and regulations, including Securities Laws,
                 (ii) all applicable listing requirements of any national securities or stock exchange or national market system on which the Shares are then listed or quoted, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Shares. The Company may also require, as a condition to exercise of the Option, that the Grantee make such representations or agreements as the Company may consider appropriate to ensure compliance with applicable Securities Laws.

         (b) All share certificates evidencing Shares issued pursuant to exercised Options shall bear an appropriate legend restricting transfer.

         (c) It is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will be made pursuant to exemptions from applicable Securities Laws and stock exchange rules. To the extent that any provision of the





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                 Plan or action by the Board or any Option does not comply with the requirements of applicable Securities Laws and/or stock exchange rules, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan, and the Board may make any amendments necessary to the Plan or any Option for such purposes.

13.      MERGERS, ETC.

Except as otherwise provided herein, all Options outstanding under the Plan shall accelerate and become immediately exercisable for a period of not less than fifteen days (or such longer period as the Board may prescribe) immediately prior to the scheduled consummation of a Terminating Transaction, which exercise shall be (i) conditioned upon the consummation of the Terminating Transaction and (ii) effective only immediately before the consummation of such Terminating Transaction. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. Notwithstanding the foregoing, to the extent provision is made in writing in connection with such Terminating Transaction for the continuation of the Plan and the assumption of Options under the Plan theretofore granted, or for the substitution for such Options of new Options covering the shares of a successor company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, then the Plan and Options theretofore granted shall continue in the manner and under the terms so provided, and the acceleration and termination provisions set forth in the first two sentences of this Section 13 shall be of no effect. The Company shall send written notice of a Terminating Transaction to all individuals who hold Options not later than fifteen days prior to the consummation of the Terminating Transaction.

14.      REPURCHASE OF SHARES AND OPTIONS

         (a) At any time and from time to time prior to the listing of the Shares on a national securities or stock exchange or a national market system, the Company (or its designee) shall have, and a Grantee hereby grants to the Company (or its designee), an irrevocable right and option to purchase from a Grantee (or the Grantee's legal representative) all or any portion of the Options of the Grantee and any Shares acquired by the Grantee pursuant to the exercise of Options under this Plan. The Company may exercise such right and option by delivering to the Grantee a notice specifying the number of Shares and/or Options to be purchased and the Fair Market Value of a Share. The Company may assign its right and option to purchase a Grantee's Shares and/or Options.

         (b) The price payable by the Company for Shares acquired pursuant to this Section 14 shall be the Fair Market Value of the Shares and the price payable by the Company for Options acquired pursuant to this Section 14 shall be the amount, if any, by which the Fair Market Value of a Share exceeds the exercise price per Share of such Option multiplied by number of Shares issuable upon exercise.

15.      TAXES





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                                     - 9 -


The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, provincial, state, local and other tax required by law to be withheld by the Company with respect to the grant or exercise of Options, or with respect to the disposition of Shares acquired pursuant to the Plan, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to a Grantee, or requiring a Grantee (or the Grantee's beneficiary or legal representative), as a condition of a Grant or exercise of an Option, to pay to the appropriate Participating Company any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

16.      EMPLOYMENT RIGHTS

Neither the adoption of the Plan nor the making of any Grants shall confer upon any Grantee any right to continue as an Employee, officer or director of any Participating Company or affect in any way the right of any Participating Company to terminate the Employee, officer or director at any time. Except as otherwise specifically provided by the Board in any particular case, the loss of existing or potential profit in Grants under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Grantee even if the termination is in violation of an obligation of the Company to the Grantee by contract or otherwise.

17.      CORPORATE ACTION

Nothing contained in the Plan or in an Award Agreement shall be construed so as to prevent any Participating Company from taking corporate action which is deemed by the Company or the Participating Company, acting in good faith, to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any outstanding Grant, provided that the Company shall not undertake any such corporate action with the intent to adversely prejudice any outstanding Grant.

18.      AMENDMENT OR TERMINATION OF PLAN

         (a) Neither the adoption of the Plan nor the making of any Grants shall affect the Company's right to grant Options outside of the Plan to any Person that is not subject to the Plan, to issue to such Persons Shares as a bonus or otherwise, or to adopt other plans or arrangements under which Shares may be issued, provided that any other plan or arrangements shall be subject to all regulatory approvals and shareholders approval if required.

         (b) The Board may at any time discontinue Grants under the Plan. Subject to the approval of The Toronto Stock Exchange, and if required, approval of shareholders of the Company, with the consent of the Grantee, the Board may at any time cancel an existing Grant in whole or in part and make any other Grant for such number of Shares as the Board specifies. Subject to the approval of The Toronto Stock Exchange, and if required, approval of shareholders of the Company, the Board may at any time, prospectively or retroactively, amend the Plan or any outstanding Grant for the purpose of satisfying any changes in applicable tax laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further Grants, but no such amendment shall materially adversely affect the rights of any Grantee (without the Grantee's consent) under any outstanding Grant. In addition, the Board may at any time, prospectively or retroactively, amend the Plan without the consent of the Grantees for the purpose of complying with the requirements of any national securities or stock exchange on which the Shares are to be listed.

19.      GENERAL PROVISIONS

         (a) Titles and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

         (b) Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the Province of British Columbia and the federal laws of Canada applicable therein.

         (c) Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

The Plan was duly adopted by the board of directors of the Company as of December 22, 1999.





                                   -----------------------------------
                                   Susan Herlick
                                   Assistant Secretary of the Company


The Plan was duly approved by the shareholders of the Company on December 22, 1999.






                                   ----------------------------------
                                   Susan Herlick
                                   Assistant Secretary of the Company

                           FORM OF NOTICE OF EXERCISE

MacDonald, Dettwiler and Associates Ltd.
13800 Commerce Parkway
Richmond, B.C. V6V 2J3

                       Re: Notice of Exercise of Options

Pursuant to the terms of the 1999 Stock Option and Incentive Plan award agreement (the "Agreement") dated _____ between MacDonald, Dettwiler and Associates Ltd. (the "Company") and me, I hereby exercise my options to purchase ________________ common shares of the Company, at the Exercise Price (as specified in the Agreement) of $___________________________________ Cdn.
per share. Enclosed herewith is a cheque in the amount of $______________________________________ Cdn. payable to MacDonald, Dettwiler and Associates Ltd. in full payment of the purchase price for such shares. Please cause any shares purchased hereby to be issued in
_____________________________________ certificate(s) of   common shares each,
registered in my name.

I understand that the certificate(s) for any common shares of the Company issuable to me pursuant to this Notice may be forwarded to me by registered mail to the following address:

                 Address:
                            ------------------------------------


                            ------------------------------------



Date:
     -------------------------                 ------------------------------
                                               Signature


                                               ------------------------------
                                               Print Name

                                    REVISED
                    MACDONALD, DETTWILER AND ASSOCIATES LTD.
                      1999 STOCK OPTION AND INCENTIVE PLAN

                                AWARD AGREEMENT

MACDONALD, DETTWILER AND ASSOCIATES LTD. (the "Company"), hereby grants to the grantee named below (the "Grantee"), an option (the "Option") to purchase, in accordance with and subject to the terms, conditions and restrictions of this Agreement together with the provisions of the 1999 Stock Option and Incentive Plan (the "Plan") of the Company, the number of common shares of the Company (the "Shares") at the price per Share set forth below:

         Name of Grantee:
                          ------------------------------------------------

         Date of Grant:
                        --------------------------------------------------

         Number of Shares Subject to Option:
                                             -----------------------------

         Exercise Price:
                         -------------------------------------------------

1. The terms and conditions of the Plan are hereby incorporated by reference as terms and conditions of this Agreement and all capitalized terms used herein shall, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

2.       (a)     Each Option shall be exercisable in the instalments as set forth below:

                 First Instalment
                                  -----------------------------

                 Second Instalment
                                  -----------------------------

                 Third Instalment
                                 ------------------------------

                 Fourth Instalment
                                  -----------------------------

         (b) In no event shall the Option granted hereunder be exercisable after the expiration of the Option Termination Date.

         (c) No fractional Shares shall be issued on the exercise of the Option granted hereunder. If, as a result of any adjustment to the number of Shares issuable on the exercise of the Option granted hereunder pursuant to the Plan, the Grantee would be entitled to receive a fractional Share, the Grantee shall have the right to acquire only the adjusted number of full Shares and no payment or other adjustment will be made with respect to the fractional Shares so disregarded.

3. Each notice relating to the Option, including the exercise thereof, shall be in writing. All notices to the Company shall be delivered personally or by prepaid registered mail to its registered office and all notices to the Grantee shall be delivered in the same manner to the address of the Grantee on file with the Company. Either the Company or the Grantee may designate a different address by written notice to the other. Such notices shall be deemed to be received, if delivered personally, on the date of delivery, and if sent by prepaid, registered mail, on the fifth (5th) business day following the date of mailing. Any notice given by either the Grantee or the Company

4. If the issuance of Shares on the exercise of the Option may, in the opinion of the Company, conflict or be inconsistent with any applicable law or regulation of any governmental agency having jurisdiction or national securities or stock exchange on which the Shares are listed, the Company reserves the right to refuse to issue such Shares for so long as such conflict or inconsistency remains outstanding.

5. During the lifetime of the Grantee, the Option granted pursuant to this Agreement may only be exercised by the Grantee personally and no assignment or transfer of the Option whether voluntary, involuntary, by operation of law or otherwise, shall vest any interest or right in such Option whatsoever in any assignee or transferee, and immediately upon any assignment or transfer or any attempt to make the same, the Option granted hereunder shall terminate and be of no further force or effect.

6.       The Grantee hereby agrees that:

         (a) any rule, regulation or determination, including the interpretation by the Board of the Plan, the Option granted hereunder and the exercise thereof, shall be final and conclusive for all purposes and binding on all Persons, including the Company and the Grantee; and

         (b) the grant of the Option shall not affect in any way the right of the Company or any Affiliated Company to terminate the employment of the Grantee.

         (c) if the Grantee is not already a party to the Shareholders Agreement, the Grantee, at or before the time of the exercise of an Option, must sign and deliver to the Corporation an agreement substantially in the form of Schedule "A" to the Shareholders Agreement agreeing to be bound thereby as if he or she were an original signatory thereto.

7. This Agreement has been made in and shall be construed under and in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

                           MACDONALD, DETTWILER AND ASSOCIATES LTD.


                                Per:
                                     ----------------------------
                                Name:
                                Title:



I have read the foregoing Agreement and hereby accept the Option in accordance with and subject to the terms and conditions of such Agreement and the Plan. I understand that I may review the complete text of the Plan by contacting the Secretary or Assistant Secretary of the Company. I agree to be bound by the terms and conditions of the Plan governing the award made hereby and by the actions of the Board in respect thereof.




----------------------------             ----------------------------
Date Accepted                            Participant's Signature




                                         ----------------------------
                                         Participant's Name
                                         (Please Print)